                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       September 18, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Sears Hometown and Outlet Stores, Inc.
Symbol:                                 [SHOS]

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    RBS Partners, L.P.
                                        Its:   General Partner

                                        By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Edward S. Lampert
                                               ---------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  September 22, 2015

2.   RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       September 18, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Sears Hometown and Outlet Stores, Inc.
Symbol:                                 [SHOS]

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Edward S. Lampert
                                               --------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  September 22, 2015

3.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Institutional Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       September 18, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Sears Hometown and Outlet Stores, Inc.
Symbol:                                 [SHOS]

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    RBS Investment Management, L.L.C.
                                        Its:   General Partner

                                        By:    ESL Investments, Inc.
                                        Its:   Manager

                                        By:    /s/ Edward S. Lampert
                                               ---------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  September 22, 2015

4.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                    Information

Name:                                   RBS Investment Management, L.L.C.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       September 18, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Sears Hometown and Outlet Stores, Inc.
Symbol:                                 [SHOS]

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    ESL Investments, Inc.
                                        Its:   Manager

                                        By:    /s/ Edward S. Lampert
                                               --------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  September 22, 2015

5.   CRK PARTNERS, LLC

Item                                    Information

Name:                                   CRK Partners, LLC

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       September 18, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Sears Hometown and Outlet Stores, Inc.
Symbol:                                 [SHOS]

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    ESL Investments, Inc.
                                        Its:   Sole Member

                                        By:    /s/ Edward S. Lampert
                                               ---------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  September 22, 2015

6.   ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       September 18, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading       Sears Hometown and Outlet Stores, Inc.
Symbol:                                 [SHOS]

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        By:    /s/ Edward S. Lampert
                                               ---------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  September 22, 2015